UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[ X ]	Definitive Information Statement

SWAV ENTERPRISES LTD.
(Exact Name of Registrant As Specified in Its Charter)

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SWAV ENTERPRISES LTD.
Otto-Spesshardt-Str. 16
Eisenach 99817, Germany
+49 369 188 7600

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of SWAV Enterprises Ltd., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving an amendment to our Certificate of Incorporation, as amended (our “Certificate of Incorporation”), to change our name from “SWAV Enterprises LTD.” to “GBS Enterprises Incorporated.”

     The accompanying information statement (the “Information Statement”), which describes the proposed name change in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Pursuant to Nevada Revised Statutes, our Certificate of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change. The name change amendment will become effective on the date the Company files an amendment to its Certificate of Amendment with the Nevada Secretary of State, which we anticipate to be on or around September 6, 2010. In accordance with the federal securities laws, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of this Information Statement. We will first mail this Information on or about August 16, 2010 to stockholders of record as of August 2, 2010.

     Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action. The accompanying Information Statement will serve as notice pursuant to the Nevada Revised Statutes and the Exchange Act of the approval by less than the unanimous written consent of the stockholders of the Company with respect to the proposed name change.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR
INFORMATION PURPOSES ONLY.

By Order of the Board of Directors,

Joerg Ott
Chief Executive Officer
August 16, 2010

SWAV ENTERPRISES LTD.
Otto-Spesshardt-Str. 16
Eisenach 99817, Germany
+49 369 188 7600

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY. NO
VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS
INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY.

THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS AUGUST 16, 2010.

SWAV Enterprises Ltd., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving, an amendment to our Certificate of Incorporation, as amended (our “Certificate of Incorporation”), to change our name from “SWAV Enterprises Ltd..” to “GBS Enterprises Incorporated” No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q1:	What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?

A1:

Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved an amendment to our Certificate of Incorporation to change our name from “SWAV Enterprises Ltd.” to “GBS Enterprises Incorporated” (the “Name Change Amendment”). Additional information regarding the Name Change Amendment is set forth below in the section entitled “Approval of Name Change Amendment.”

Q2:	How many shares of Common Stock were voted in favor of the Name Change Amendment?

A2:

The approval of the Name Change Amendment by the written consent of our stockholders requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of August 2, 2010 (the “Record Date”). As of the Record Date, 15,000,000 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 9,021,963 shares of our Common Stock, representing approximately 60% of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in Lieu of a Special Meeting. Consequently, no additional votes are required to approve the Name Change Amendment.

Q3:	Why is the Company amending its Certificate of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?

A3:

Under the Nevada Revised Statutes, our Certificate of Incorporation and our bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve and adopt the Name Change Amendment. The Company is not required to solicit the vote of any additional stockholders to affect the Name Change Amendment. However, the Company is obligated by the Nevada Revised Statutes and the federal securities laws to provide this Information Statement to you in connection with the Name Change Amendment.

Q4:	Has the Board approved the Name Change Amendment?

A4:	Yes. The Board approved the Name Change Amendment on August 2, 2010.

Q5:	When will the Name Change Amendment be effective?

A5:	The Name Change Amendment will become effective on the date it is filed with the Nevada Secretary of State, which we anticipate to be on or around September 6, 2010. In accordance with the federal securities laws, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of this Information Statement.

Q6:	Am I entitled to dissenter’s rights in connection with the name change?

A6:	No. The Nevada Revised Statutes does not provide for dissenter’s rights with respect to the Name Change Amendment.

APPROVAL OF NAME CHANGE AMENDMENT

Name Change Amendment

     Our Board and a majority of the holders of our Common Stock have approved an amendment to our Certificate of Incorporation to change our name from “SWAV Enterprises Ltd.” to “GBS Enterprises Incorporated.” The name change is being effected because our Board believes that the new name will better reflect the Company’s new business model. A copy of the proposed form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement as Exhibit A.

     As previously reported on a Form 8-K filed on April 26, 2010 and as amended on May 7, 2010 and July 12, 2010, on April 26, 2010, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Lotus Holdings Limited (“Lotus”) pursuant to which the Company issued an aggregate of 2,265,240 shares of SWAV’s common stock to Lotus in consideration for 100% of certain assets of the Lotus (the “Acquisition”).

     Lotus is a holding company specializing in software technology and training services, particularly in the areas of advanced software development tools, innovative point-of-care electronic health record (EHR) software, and sales training.

     Simultaneously with the consummation of the Acquisition, the Selling Stockholders named in those certain Stock Purchase Agreements, dated April 26, 2010, sold an aggregate of 11,984,770 shares of their common stock of the Company for an aggregate purchase price of $370,000.

     Also, on April 26, 2010, the Company consummated the sale of 100% of SWAV Holdings, Inc., a wholly-owned subsidiary of the Company, to Pui Shan Lam, the Chief Executive Officer and Director of the Company, pursuant to a Subsidiary Stock Purchase Agreement, dated April 26, 2010, for a purchase price of $100.

     A copy of the proposed form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the Record Date, 15,000,000 shares of our Common Stock were outstanding. The following table sets forth certain information at the Record Date with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock (based upon reports which have been filed and other information known to us), (ii) each of our Directors, (iii) each of our Executive Officers and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Class (1)
Joerg Ott Otto-Spesshardt-Str. 16 Eisenach 99817 Germany	1,550,000 (2)	10.3%
Directors and Officers as a group (1person)	1,550,000	10.3%

(1) The calculation of the percentage owned is based on 15,000,000 shares of common stock issued and outstanding.
(2) Held by vbv GmbH, Germany, a corporation of which Mr. Ott owns 100%.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

     None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the Name Change Amendment.

EXPENSE OF INFORMATION STATEMENT

     The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at SWAV Enterprises Ltd. CEO Joerg Ott, 404 Stratford Estates Manor, Canton, GA 30114, USA.

MISCELLANEOUS

     Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at +1 (201) 297 1569 or by mail to our address at SWAV Enterprises Ltd., CEO Joerg Ott, 404 Stratford Estates Manor, Canton, GA 30114, USA. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Chief Executive Officer at the address and telephone number stated above.

     We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

EXHIBIT A

Name Change Amendment

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

CERTIFICATE OF AMENDMENT (PURSUANT TO NRS 78.385 AND 78.390)

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

SWAV Enterprises Ltd.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 of the Articles of Incorporation of the corporation is hereby amended to change the name of the corporation from SWAV Enterprises Ltd. to GBS Enterprises Incorporated.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as maybe required in the case of a vote by classes or series, or as maybe required by the provisions of the articles of incorporation have voted in favor of the amendment is : 60%.

4. Effective date of filing (optional): Effective immediately upon filing

5. Officer Signature (required): /s/ Joerg Ott, President and Chief Executive Officer

*If any proposed amendment would alter or change any preference of any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment required regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on 11/03/03